Exhibit 19

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               8

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.160%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.170%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.200%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.520%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $8,550,827.60                    $0.00           $8,550,827.60
  Repurchased Loan Proceeds Related to Interest                           8,640.35                     0.00                8,640.35
                                                                          --------                     ----                --------
      Total                                                          $8,559,467.95                    $0.00           $8,559,467.95
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   2,253,661.34                     6.66            2,253,668.00
                                                                      ------------                     ----            ------------
      Total                                                          $2,253,661.34                    $6.66           $2,253,668.00
  Principal:
  Principal Collections                                             $57,448,262.10                $7,161.00          $57,455,423.10
  Prepayments in Full                                                30,513,668.98                     0.00           30,513,668.98
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        341,591.13                     0.00              341,591.13
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $88,303,522.21                $7,161.00          $88,310,683.21
  Liquidation Proceeds                                                                                                $1,808,496.01
  Recoveries from Prior Month Charge-Offs                                                                                 51,852.01
                                                                                                                          ---------
      Total Principal Collections                                                                                    $90,171,031.23
  Principal Losses for Collection Period                                                                              $3,788,430.04
  Total Regular Principal Reduction                                                                                  $92,099,113.25
  Total Collections                                                                                                 $100,984,167.18

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                 $100,984,167.18
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                         $100,984,167.18



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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               8

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,073,413.98        $2,073,413.98                $0.00
   Amount per $1,000 of Original Balance               0.68                 0.68                 0.00
  Net Swap Payment, Tranche A2 B                 $203,874.42
  Net Swap Payment, Tranche A3 B                 $220,637.50
  Net Swap Payment, Tranche A4 B                 $248,452.50
  Net Swap Payment, Tranche B-2                   $48,714.72
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  787,622.93          787,622.93                   0.00                 0.00                0.00
   Class A2 B Notes                  582,776.14          582,776.14                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  287,137.50          287,137.50                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  218,033.33          218,033.33                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    48,756.11           48,756.11                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,275,917.26       $3,275,917.26                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,525,871.43       $3,525,871.43               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $94,663,202.63
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        17,731,390.32
   Regular Principal Distribution Amount     68,198,977.65
                                             -------------
      Principal Distribution Amount         $85,930,367.97
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       42,965,183.99
    Class A2 B Notes                                       42,965,183.98
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
    Class C Notes                                                   0.00
                                                                    ----
       Total Note Principal Paid                          $85,930,367.97
  Certificateholder Principal Distributions:
    Class D Certificates                                           $0.00
                                                                   -----
   Total Note and Certificate Principal Paid:             $85,930,367.97
  Collections Released to Seller                          $8,732,834.66
  Total Available for Distribution          $100,984,167.18
  Total Distribution (incl. Servicing Fee)  $100,984,167.18


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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               8

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              67.13                    1.23                    68.36
  Class A2 B Notes                                              67.13                    0.91                    68.04
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.01                     1.01
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.03                     1.03
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.31                     1.31
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $28.65                   $1.09                   $29.74
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $28.09                   $1.15                   $29.24

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,309,272,786.56       0.7699054              $2,223,342,418.59        0.7412565
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             583,424,393.28       0.9116006                 540,459,209.29        0.8444675
  Class A2 B Notes                             583,424,393.28       0.9116006                 540,459,209.30        0.8444675
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,369,261,786.56       0.7744171              $2,283,331,418.59        0.7463299
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.20%
  Weighted Average Remaining Maturity (WAM)              43.17                                           42.35
  Remaining Number of Receivables                      158,578                                         155,530
  Portfolio Receivable Balance               $2,488,096,781.17                               $2,395,997,667.92

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $8,209,977.65
  Specified Credit Enhancement Amount                                                                        $23,959,976.68
  Yield Supplement Overcollateralization Amount                                                             $104,456,271.68
  Target Level of Overcollateralization                                                                     $112,666,249.33




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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               8

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,808,496.01
  Recoveries from Prior Month Charge-Offs                                                                                $51,852.01
  Total Principal Losses for Collection Period                                                                        $3,788,430.04
  Charge-off Rate for Collection Period (annualized)                                                                          0.93%
  Cumulative Net Losses for all Periods                                                                               $7,155,665.54


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,963                $31,081,294.24
  61-90 Days Delinquent                                                                           282                 $4,393,797.96
  91-120 Days Delinquent                                                                           88                 $1,401,013.60
  Over 120 Days Delinquent                                                                         84                 $1,494,774.38

  Repossesion Inventory                                                                           249                 $4,050,554.96


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.5232%
  Preceding Collection Period                                                                                               0.6320%
  Current Collection Period                                                                                                 0.9474%
  Three Month Average                                                                                                       0.7009%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2787%
  Current Collection Period                                                                                                 0.2919%
  Three Month Average                                                                                                       0.2707%





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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                    August, 2003
  Distribution Date                                                                                                       9/15/2003
  Transaction Month                                                                                                               8

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,439,938.36                     $4,524.95
  New Advances                                                                           2,230,924.22                          6.66
  Servicer Advance Recoveries                                                            1,709,860.89                      1,049.09
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $5,961,001.69                     $3,482.52

  Current Month Interest Advances for Prepaid Loans                                        $22,737.12                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                        $190.69
  Additional Payaheads                                                                                                        32.07
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                           $222.76


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